Subsequent Events	Jun. 22, 2023
Subsequent Events [Abstract]
Subsequent Events
5. Subsequent Events
The Company’s management has evaluated subsequent events up to October 6, 2023, the date the Statement of Assets Acquired and Liabilities Assumed from Spyre, Inc. was available to be issued. There have been no subsequent events that require recognition or disclosure in this financial statement except for the following described below.
On July 7, 2023, the Company issued 517,809 shares of common stock and 364,887 shares of Series A Preferred Stock as part of its consideration transferred in connection with the Asset Acquisition.
On August 8, 2023, the Company filed a preliminary proxy statement with the SEC to solicit approval of the conversion of the Series A Preferred Stock into shares of Common Stock in connection with the Asset acquisition, among other matters, at a special meeting of stockholders.
On September 8, 2023, the Company’s Board of Directors approved a reverse stock split of the Company’s common stock, par value $0.0001 per share, at a ratio of
1-for-25
and a reduction in the total number of authorized shares of Common Stock from 500,000,000 shares to 20,000,000 shares.
On September 29, 2023, the Company amended the Paragon Agreement to amend and restate certain terms of the option grant pertaining to the Parapyre Option Obligation, including but not limited to (i) defining that the annual equity grant of options is based on the outstanding shares of Aeglea’s common stock, (ii) establishing the grant date as the last business day of each applicable calendar year, and (iii) defining the term of the options granted is ten years. The liability related to the Parapyre Option Obligation will be recorded pursuant to the amended Paragon Agreement on a go forward basis. The Company determined that these amendments would not have materially impacted the liability as of June 22, 2023.